EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Larry E. Franklin, Chief Executive Officer of The Commerce Funds (the “Registrant”), certify to the best of my knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Larry E. Franklin

Larry E. Franklin Chief Executive Officer January 9, 2004

This certification is being furnished to the commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Peter W. Fortner, Treasurer of The Commerce Funds (the “Registrant”), certify to the best of my knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Peter W. Fortner

Peter W. Fortner Treasurer January 9, 2004

This certification is being furnished to the commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.